                    RESTATED SECURITY AGREEMENT AND MORTGAGE-    Exhibit 10.8(d)


                           TRADEMARKS AND COPYRIGHTS

     THIS RESTATED SECURITY AGREEMENT AND MORTGAGE is made and delivered as of this 30th day of April, 1999, by and between INTEGRATED INFORMATION SYSTEMS, INC. ("GRANTOR"), an Arizona corporation, in favor of IMPERIAL BANK, a California banking corporation ("LENDER"), who are parties to the Restated Loan Agreement described below.


R E C I T A L S:

     A. Grantor is the owner of the trademarks described in Schedule A-1 annexed hereto and made a part hereof, and trademark applications described in Schedule A-2 annexed hereto and made a part hereof;

     B. Grantor is the owner of the mask works, copyrighted material and copyright registrations listed on Schedule B-1 hereto;

     C. Grantor and Lender have entered into a Restated Credit Facilities Agreement originally made by Grantor with Imperial Bank Arizona, an Arizona banking corporation, dated as of December 18, 1997 (the "LOAN AGREEMENT"), and thereafter assigned to Lender, and restated as of April 30, 1999, (as it may hereafter be amended, modified, extended or restated from time to time, (the "RESTATED LOAN AGREEMENT"); and

     D. As a condition to Lender making any Loans under the Loan Agreement and the Restated Loan Agreement, Lender has required the execution and delivery of this Security Agreement and Mortgage by Grantor.

A G R E E M E N T:

     NOW, THEREFORE, in consideration of the premises set forth in the Loan Agreement and the Restated Loan Agreement and in order to induce Lender to make loans under the Restated Loan Agreement, Grantor hereby agrees with Lender as follows:

     1. Certain Defined Terms. As used in this Security Agreement and Mortgage, unless the context otherwise requires:

     "Copyrights" shall mean (i) all original works of authorship fixed in any tangible medium of expression, all mask works fixed in a chip product, all right, title and interest therein and thereto, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Copyright Office or any other country or any political subdivision thereof, all whether now or hereafter owned or licensable by Grantor, including, but not limited to, those registrations or applications for registrations described on Schedule B-1 annexed hereto and made a part hereof, and (ii) all extensions or renewals thereof.

     "Intellectual Property" shall have the meaning given to it in Paragraph 2 of this Security Agreement and Mortgage.

     "Trademarks" shall mean (i) all trademarks, trade names, trade dress, service marks, prints and labels on which said trademarks, trade names, trade dress and service marks have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all right, title and interest therein and thereto, and all registrations and recordings thereof, including, without limitation, applications (except intent-to-use applications), registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the Untied States, any State thereof, or any other country or any political subdivision thereof, all whether now or hereafter owned or licensable by Grantor, including, but not limited to, those described in Schedule A-1, and (ii) all reissues, extensions or renewals thereof and all licenses thereof (including, without limitation, all license agreements).

     "Trademark Applications" shall mean (i) all applications (except intent-to-use applications) for Trademarks that have been filed in the U.S. Patent and Trademark Office as of the effective date of this Security Agreement, or in the future, that have not yet issued as trademarks, all whether now or hereafter owned or licensable by Grantor, including, but not limited to, those described on Schedule A-2 annexed hereto and made a party hereof, and (ii) all reissues, continuations, continuations-in-part, divisional or term restorations and all extensions thereof and all licenses thereof.

     Capitalized terms not defined herein shall have the meanings attributed to such terms in the Restated Loan Agreement.

     2. Grant of Security. As collateral security for the full and prompt payment and performance by Grantor of the Obligations, Grantor does hereby mortgage to and pledge with Lender and does hereby grant to Lender (also hereby reaffirming its principal to Lender) of a first priority security interest in all of Grantor's right, title and interest in and (also hereby reaffirming the prior mortgage and pledge to Lender) to (i) each of the Trademarks, each of the Trademark Applications, the goodwill of the business symbolized by each of the Trademarks, all customer lists and other records relating to the distribution of products bearing the Trademarks and each of the Trademark Applications described respectively in Schedules A-1 and A-2 hereto; (ii) each of the Copyrights, and each of the registrations listed on Schedule B-1 hereto; and (iii) any and all proceeds of the foregoing, including, without limitation, any claims by Grantor against third parties for infringement of the Trademarks or Copyrights (collectively, the "Intellectual Property").

     Grantor and Lender hereby confirm and agree that the grant of security in Paragraph 2 of this Security Agreement and Mortgage is a collateral grant and that, at all times prior to an exercise of Lender's rights under Paragraph 4 hereof, Grantor shall be the holder of title to the Intellectual Property.

  3. Representations, Warranties and Covenants of Grantor. Grantor hereby represents, warrants, covenants and agrees as follows:

    (a) Title to Trademarks: Subject to the Permitted Licenses (as hereinafter defined) and Permitted Liens, Grantor has sole, full and clear title to the registered United States Trademarks and Trademark Applications of Grantor for the goods and services covered by the registrations or applications thereof and such registrations are valid and subsisting and in full force and effect. Notwithstanding anything to the contrary, Grantor may terminate, dispose of or allow to expire any Trademark or Trademark Application which the Board of Directors of Borrower determines in good faith is in the best interest of Borrower taken as a whole.

    (b) Use of Trademarks. Except to the extent that Lender, upon prior written notice by Grantor, shall consent, Grantor (either itself or through licensees) will continue to use its Trademarks on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademarks in full force free from any claim of abandonment for nonuse and Grantor will not (and will not permit any licensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated.

    (c) Title to Copyrights. Subject to the Permitted Licenses and Permitted Liens, Grantor has sole, full and clear title to the Copyrights of Grantor shown on Schedule B-1 and each of said Copyrights is subsisting and in full force and effect. None of the Copyrights has been abandoned or dedicated, and, except to the extent that Lender upon prior written notice by Grantor, shall consent, Grantor will not do any act, or omit to do any act, whereby the Copyrights may become abandoned or dedicated, or the remedies available against potential infringers weakened, and Grantor shall notify Lender promptly if it knows of any reason or has reason to know that any such copyright or registration may become abandoned or dedicated. Notwithstanding anything to the contrary, Grantor may terminate, dispose of or allow to expire any Copyright which the Board of Directors of Borrower determines in good faith to be in the best interest of Borrower taken as a whole.

    (d) Further Assurances. Grantor will perform all acts and execute all documents (including, without limitation, the documents substantially in the forms of Exhibits 1, and 2 annexed hereof) reasonably requested by Lender at any time to evidence, perfect, maintain, record and enforce Lender's interest in the Intellectual Property or otherwise in furtherance of the provisions of this Security Agreement and Mortgage, and Grantor hereby authorizes Lender to execute and file one or more financing statements (and similar documents) or copies thereof or of this Security Agreement and Mortgage with respect to the Intellectual Property, signed only by Lender.

    (e) Pledge of Additional Trademarks and Copyrights. In the event that Grantor, either itself or through Lender, or any employee, licensee or designee, (i) files an application for the registration of any Trademark or Copyright with the United States Patent and Trademark Office, United States Copyright Office or any similar office or agency of the United States, any State thereof, or any other country or any political subdivision thereof, or (ii) files any assignment of any trademark or copyright which Grantor may acquire, own or license from a third party, with the United States Patent and Trademark Office, United States Copyright Office or any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, Grantor shall promptly, but in no event more than fifteen (15) days subsequent to such filing, notify Lender thereof, and, upon request of Lender shall promptly, but in no event more than twenty (20) days subsequent to such notice, execute and deliver any and all agreements, instruments, documents and papers as Lender may reasonably request to evidence Lender's security interest in such Trademark or Copyright and the goodwill and general intangibles of Grantor relating thereto or represented thereby.

    (f) Lender Appointed Attorney-in-Fact. Grantor hereby constitutes and appoints Lender as its attorney-in-fact to execute and file, upon the occurrence and during the continuance of an Event of Default, all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest and is irrevocable while this Security Agreement and Mortgage remains in effect. Grantor hereby releases Lender from any claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by Lender under this Security Agreement and Mortgage, other than actions taken or omitted to be taken through Lender's gross negligence, willful misconduct or knowing violation of the law.

    (g) Grantor Authority. Grantor has the right and power to grant the security interest herein granted; and the Intellectual Property is not now, and at all times hereafter will not be, subject to any Liens or assignments of any nature whatsoever (except for the Permitted Licenses), and Grantor has not received any notice from any third party claiming any right or interest in and to any of the Intellectual Property or that Grantor's use thereof infringes the rights of any third party.

    (h) Negative Pledge. Except to the extent that Lender, upon reasonable prior written notice by Grantor, shall consent, Grantor shall not assign (by operation of law or otherwise), sell, mortgage, lease, transfer, pledge, hypothecate, grant a security interest in or Lien upon, encumber, or otherwise dispose of any of the Intellectual Property, and nothing in this Security Agreement and Mortgage shall be deemed a consent by Lender to any such action except as expressly permitted herein. Grantor shall not grant an exclusive license or, except in the ordinary course of business, a non-exclusive license in any of the Intellectual Property, and nothing in this Security Agreement and Mortgage shall be deemed a consent by Lender to any such action except as expressly permitted herein. Non-exclusive licenses permitted under the terms of the immediately preceding sentence, together with those licenses set forth in Schedule C annexed hereto and made a part hereof, as the same may in either case be amended, extended, supplemented or renewed, are sometimes referred to herein as "Permitted Licenses".

    (i) No Additional Trademarks or Copyrights. As of the date hereof, neither Grantor nor any subsidiary of Grantor owns any Trademarks or has any Trademarks or Copyrights registered in, or the subject of pending applications in, the United States Patent and Trademark Office, United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, other than those unregistered Trademarks and those grants, registration, applications for registrations of Trademarks and Copyrights described in Schedules A-1, A-2, B-1, and C hereto.

    (j) Additional Further Assurances. Grantor will take all necessary steps in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any similar office or agency in any other country, or any political subdivision thereof, to maintain each application and registration and grant of the Trademarks and Trademark Applications and Copyrights, including, without limitation, filing renewals, affidavits of use, affidavits of incontestability opposition, interference and cancellation proceedings (except to the extent that dedication, abandonment or invalidation is permitted under paragraphs 3(a) and 3(c) hereof).

    (k) Lender Not Liable. Grantor assumes all responsibility and liability arising from the use of the Trademarks, and hereby indemnifies and holds Lender harmless from and against any claim, suit, loss, damage or reasonable expense (including reasonable attorneys' fees and expenses (including, without limitation, the allocated costs and expenses of in-house counsel)) arising out of any alleged defect in any product manufactured, promoted or sold by Grantor (or any Affiliate or Subsidiary thereof) in connection with any Trademark or out of the manufacture, promotion, labeling, sale or advertisement of any such product by Grantor (or any Affiliate or Subsidiary thereof). Grantor agrees that Lender does not assume, and Lender shall not have any responsibility for, the payment of any sums due or to become due under any agreement or contract included in the Intellectual Property or the performance of any obligations to be performed under or with respect to any such agreement or contract by Grantor, and Grantor hereby agrees to indemnify and hold Lender harmless with respect to any and all claims by any Person relating thereto (except for any claims arising out of the gross negligence or willful misconduct of Lender);

    (l) Lender's Rights. Lender may, in its sole discretion, pay any amount or do any act either required of Grantor hereunder, or as may be requested by Lender, to preserve, defend, protect, maintain, record or enforce Grantor's obligations contained herein, the Obligations, the Intellectual Property, or the right and interest granted Lender herein, and which Grantor fails to do or pay, and any such payment shall be deemed an advance by Lender to Grantor and shall be payable on demand together with interest thereon at the Default Rate as specified in the Restated Loan Agreement. Lender agrees to give Grantor reasonable notice of the foregoing action, except in an emergency situation or where immediate action is required to protect the Intellectual Property.

    (m) Protection of Trademarks. Grantor agrees that if it learns of any use by any Person of any term or design likely to cause confusion with any material Trademark that is reasonably expected to result in a Material Adverse Effect, it shall promptly notify Lender of such use and, if requested by Lender, shall cooperate with Lender, at Grantor's expense, in such manner as Lender, in its reasonable discretion, may deem advisable for the protection of Lender's interest in and to the Trademarks, it being understood that the foregoing shall not preclude Grantor from bringing an action against a Person for the protection of Grantor's interest in and to such Trademarks.

          (n) Licenses of Trademarks and Copyrights. All licenses of its Trademarks and Copyrights that Grantor has granted to third parties are set forth in Schedule C. Notwithstanding anything to the contrary herein, Grantor may renew, extend, amend, supplement, terminate or allow to expire the licenses set forth in Schedule C.

     4. Remedies. Upon the occurrence and during the continuance of an Event of Default, in addition to all other rights and remedies of Lender, whether under law, the Restated Loan Agreement or otherwise (all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively or concurrently), Lender shall have the following rights and remedies which it may exercise in accordance with the provisions of Section 11 of the Restated Loan Agreement:

          (a) subject to the provisions of applicable law, Lender may, at any time and from time to time, license, whether general, special or otherwise, and whether on an exclusive (subject to existing licenses, if any) or nonexclusive basis, any of the Patents, Trademarks or Copyrights, throughout the world for such term or terms, on such conditions, and in such manner, as Lender shall in its sole discretion determine;

          (b) after consultation with Grantor (but not subject to the consent of Grantor), Lender may (without assuming any obligations or liability thereunder), at any time, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of Grantor in, to and under any one or more license agreements with respect to the Intellectual Property, and take or refrain from taking any action under any license or sublicense thereof, and Grantor hereby releases Lender from, and agrees, to hold Lender free and harmless from and against, any claims arising out of, any action taken or omitted to be taken with respect to any such license agreement, except to the extent that such claims are the result of the gross negligence or willful misconduct of Lender;

          (c) Lender may, at any time and from time to time upon thirty (30) days notice to Grantor (which notice shall constitute a commercially reasonable notice under Section 9-504 of the UCC and other applicable law), assign, sell, or otherwise dispose of, the Intellectual Property of any of it, either with or without special or other conditions or stipulations, with power to buy the Intellectual Property or any part of it, and with power also to execute assurances, and do all other acts and things for completing the assignment, sale or disposition which Lender shall, in its sole discretion, deem appropriate or proper;

          (d) in addition to the foregoing, in order to implement the assignment, sale or other disposal of any of the Intellectual Property pursuant to Subparagraph 4(c) hereof, Lender may, at any time, pursuant to the authority granted in Subparagraph 3(f) hereof (such authority becoming effective on the occurrence and remaining effective during the continuation as hereinabove provided of an Event of Default), execute and deliver on behalf of Grantor, one or more instruments of assignment of the Patents, Trademarks or Copyrights (or any application or registration thereof), in a form suitable for filing, recording or registration in any country; and

          (e) Lender may apply the proceeds actually received from any such license, assignment, sale or other disposition of the payment of the Obligations as provided for in the Restated Loan Agreement.

Grantor shall remain liable for any deficiency with respect to the Obligations, which shall bear interest and be payable at the Default Rate under the Restated Loan Agreement. The rights of Grantor to receive any surplus, if any, shall be subject to any duty of Lender imposed by law to the holder of any subordinate security interest in the Intellectual Property known to Lender. Nothing contained herein shall be construed as requiring Lender to take any such action at any time. In the event of any such license, assignment, sale or other disposition of the Intellectual Property, or any of it, after the occurrence and during the continuation as hereinabove provided of an Event of Default (but in no event for a period greater than ninety (90) days) Grantor shall supply, to the extent reasonably possible, its know-how and expertise relating to the manufacture and sale of the products bearing the Trademarks or in connection with the Copyrights and its customer lists and other records relating to the Trademarks or Copyrights and to the distribution of said products, to Lender or its designee. Grantor agrees to pay when due all reasonable costs and expenses incurred in any such transfer of the Trademarks or Copyrights, including any taxes, fees and reasonable attorneys' fees (including, without limitation, the allocated costs and expenses of in-house counsel), and all such costs shall be added to the Obligations.

     5. Amendments and Modification. No provision hereof shall be modified, altered, waived or limited except by a written instrument expressly referring to this Security Agreement and Mortgage and executed by the party to be charged.

     6. Binding Nature. This Security Agreement and Mortgage shall be binding upon and inure to the benefit of the successors, assigns or other legal representatives of Grantor, and shall, together with the rights and remedies of Lender hereunder, be binding upon and inure to the benefit of Lender, its successors, assigns or other legal representatives.

     7. Governing Law. This Security Agreement and Mortgage and the Obligations shall be construed in accordance with and governed by the laws of the State of California governing the performance of contracts wholly within the State of California, without giving effect to the conflict of law principles thereof, except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular intellectual property are governed by the laws of a jurisdiction other than the State of California.

     8. Waiver of Jury Trial. GRANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTER-CLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT AND MORTGAGE, THE COLLATERAL OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. GRANTOR AGREES THAT THIS PARAGRAPH 8 IS A SPECIFIC AND MATERIAL ASPECT OF THIS SECURITY AGREEMENT AND MORTGAGE AND ACKNOWLEDGES THAT LENDER WOULD NOT EXTEND TO GRANTOR ANY FINANCIAL ACCOMMODATIONS UNDER THE RESTATED LOAN AGREEMENT IF

THIS PARAGRAPH 8 WERE NOT PART OF THIS SECURITY AGREEMENT AND MORTGAGE.

     9. Claims Resolution. The parties hereto agree:

          (a) Other than matters involving the appointment of a receiver, or the exercise of other provisional remedies (any and all of which may be initiated pursuant to applicable law), each controversy, dispute or claim between or among the parties hereto arising out of or relating to this Agreement (individually and collectively, a "Claim") which is not settled in writing within thirty (30) days after the date on which a party subject to this Agreement gives written notice to all other parties that a Claim exists (the "CLAIM DATE"), will be settled by a "Reference Proceeding."

          (b) "Reference Proceeding" means a proceeding in California in accordance with the provisions of Section 638 et seq. of the California Code of Civil Procedure, or their successor section ("CCP"), which shall constitute the exclusive remedy for the settlement of any Claim concerning this Agreement, including whether such controversy, dispute or claim is subject to the reference proceeding. Except as set forth above, the parties waive their rights to initiate any legal proceedings against each other in any court or jurisdiction other than Los Angeles County (the "COURT").

          (c) The referee shall be a retired Judge of the Court selected by mutual Agreement of the parties, and if they cannot so agree within forty-five
(45) days after the Claim Date, the Presiding Judge of the Court (or his representative) shall promptly select the referee. The referee shall be appointed to sit as a temporary judge, with all of the powers for a temporary judge, as authorized by law, and upon selection should take and subscribe to the oath of office as provided for in Rule 244 of the California Rules of Court (or any subsequently enacted Rule). Each party shall have one peremptory challenge pursuant to CCP Section 170.6.

          (d) The referee shall (i) be requested to set the matter for hearing within sixty (60) days after the Claim Date and (ii) try any and all issues of law or fact and report a statement of decision upon them, if possible, within ninety (90) days of the Claim Date. Any decision rendered by the referee will be final, binding and conclusive and judgment shall be entered pursuant to CCP
Section 644 in any court in the State of California having jurisdiction.

          (e) Any party may apply for a reference proceeding at any time after thirty (30) days following notice to any other party of the nature of the controversy, dispute or claim, by filing a petition for a hearing and/or trial.

          (f) All discovery permitted by this Agreement shall be completed no later than fifteen (15) days before the first hearing date established by the referee. The referee may extend such period in the event of a party's refusal to provide requested discovery for any reason whatsoever, including, without limitation, legal objections raised to such discovery or unavailability of a witness due to absence or illness. No party shall be entitled to "priority" in conducting discovery. Either party upon seven (7) days written notice may take depositions, and request for production or inspection of documents shall be responded to within ten (10) days after service. All disputes relating to discovery which cannot be resolved by the parties shall be submitted to the referee whose decision shall be final and binding upon the parties. Pending appointment of the referee as provided herein, the Superior Court is empowered to issue temporary and/or provisional remedies, as appropriate.

          (g) Except as expressly set forth in this Agreement, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of all hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter, except that when any party so requests, a court reporter will be used at any hearing conducted before the referee. The party making such a request shall have the obligation to arrange for and pay for the court reporter. The costs of the court reporter at the trial shall be borne equally by the parties.

          (h) The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the State of California. The rules of evidence applicable to proceedings at law in the State of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, to provide all temporary and/or provisional remedies and to enter equitable orders that will be binding upon the parties. The referee shall issue a single judgment at the close of the reference proceeding that shall dispose of all of the claims of the parties that are the subject of the reference.

          (i) The parties hereto expressly reserve the right to contest or appeal from the final judgment or any appealable order or appealable judgment entered by the referee. The parties hereto expressly reserve the right to findings of fact, conclusions of law, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this provision.

          (j) In the event that the enabling legislation which provides for appointment of a referee is repealed (and no successor statue is enacted), any dispute between the parties that would otherwise be determined by the reference procedure herein described will be resolved and determined by arbitration. The arbitration will be conducted by a retired judge of the Court, in accordance with the California Arbitration Act, Section 1280 through Section 1294.2 of the CCP as amended from time to time. The limitations with respect to discovery as set forth hereinabove shall apply to any such arbitration proceeding.

     10. Admissibility of Security Agreement and Mortgage. Grantor agrees that any copy of this Security Agreement and Mortgage signed by Grantor and transmitted by telecopier for delivery to Lender shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence.

     11. Address for Notices. All notices, requests, demands and other communications provided for hereunder shall be in writing (unless otherwise expressly provided herein) and shall be sent and deemed to have been received as set forth in Section 12.25 of the Restated Loan Agreement.

     12. Security Interest Absolute. All rights of Lender and security interests hereunder, and all of the obligations of Grantor hereunder, shall be absolute and unconditional, irrespective of:

          (a) any lack of validity or enforceability of any of the Loan Documents or any other agreement relating thereto;

          (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations or any other amendment or waiver of or any consent to any departure from any of the Loan Documents;

          (c) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations; or

          (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Grantor or a third party grantor of a security interest or lien.

     13. Continuing Security Interest. This Security Agreement and Mortgage shall create a continuing security interest in the Intellectual Property and shall: (i) remain in full force and effect until payment in full in cash or in another manner acceptable to Lender and termination of the Obligations, and the expiration or termination of the Commitment, (ii) be binding upon and inure to the benefit of, and be enforceable by, Grantor, its successors and assigns, and
(iii) be binding upon and inure to the benefit of, and be enforceable by, Lender and its successors, transferees and assigns. Upon payment in full in cash or in another manner acceptable to Lender and termination of the Obligations, the security interest granted hereby shall terminate and all rights to the Intellectual Property shall revert to Grantor. Upon any such termination, Lender will, at Grantor's expense, execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence such termination.

     14. Counterparts. This Security Agreement and Mortgage may be executed by the parties hereto individually or in any combination, in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same agreement.

     15. Captions; Separability. The captions of the various sections and paragraphs of this Security Agreement and Mortgage have been inserted only for the purposes of convenience; such captions are not a part of this Security Agreement and Mortgage and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Security Agreement and Mortgage.

     16. Schedules. Lender is authorized to annex hereto any schedules referred to herein that have been delivered to it by Grantor.

     17. Acknowledgment of Receipt. Grantor acknowledges receipt of a copy of this Security Agreement and Mortgage.

     IN WITNESS WHEREOF, Grantor and Lender have each executed this Security Agreement and Mortgage as of April 30, 1999.

                                INTEGRATED INFORMATION SYSTEMS, INC.,
                                an Arizona corporation

                                By  /s/ James G. Garvey
                                    --------------------------------------------
                                    Name:  James G. Garvey
                                    Title: President and Chief Executive Officer

                                Grantor's Address:

                                Fountainhead Corporate Park
                                1560 West Fountainhead Parkway, Suite 200
                                Tempe, Arizona 85282
                                Attention:     James G. Garvey
                                               President & CEO
                                Telephone:     (602)
                                Telefacsimile: (602)


                                IMPERIAL BANK, a California banking corporation

                                By  /s/ R. Mark Chambers
                                    --------------------------------------------
                                    Name:  R. Mark Chambers
                                    Title: Vice President

                                Lender's Address:

                                One Arizona Center
                                400 East Van Buren, Suite 900
                                Phoenix, Arizona 85004
                                Attn:          R. Mark Chambers, Vice President
                                Telephone:     (602) 417-1100
                                Telefacsimile: (602) 261-7881

                SCHEDULE A-1 TO SECURITY AGREEMENT AND MORTGAGE
                                   TRADEMARKS

                                 Application or           Application Serial No.
Trademark                        Registration Date        or Registration No.
---------                        -----------------        ----------------------
CitiyServe                       NONE                     NONE

CityCode

CityPlan

CityWorks

CityBuild

FundTrack

Customer Service Automation

Case Management

Strategic Sales


                SCHEDULE A-2 TO SECURITY AGREEMENT AND MORTGAGE

                             TRADEMARK APPLICATIONS



                      Application or                   Application Serial No.
Trademark             Registration Date                or Registration No.
---------             -----------------                ----------------------

                      NONE


                SCHEDULE B-1 TO SECURITY AGREEMENT AND MORTGAGE

                                   COPYRIGHTS



                         Issue or
Titles                   Filing Date              Copyright No.
------                   -----------              -------------

                                      NONE

                 SCHEDULE C TO SECURITY AGREEMENT AND MORTGAGE

                                    LICENSES



                                                  Description of Licensed
Licensee                 Date of License          Intellectual Property
--------                 ---------------          -----------------------

City of Phoenix                                   Software Property known as
                                                  "CityServe"
Maricopa County

City of Long Beach

City of Commerce

National Family Legal
Foundation

City of Gainsville

State of Arizona

City of San Diego

City of Palo Alto



City of Downey                                    Software Property known as
                                                  "CityCode"
City of Indio

Town of Gilbert

City of Houston



JobBank                                           Software Property known as
                                                  "Strategic Sales"
Leading Edge Technology

CDI

The Coriolis Group

             EXHIBIT 1 TO RESTATED SECURITY AGREEMENT AND MORTGAGE

                          TRADEMARK SECURITY AGREEMENT


R E C I T A L S:

      A. INTEGRATED INFORMATION SYSTEMS, INC., an Arizona corporation (herein referred to as "Grantor"), having an address at Fountainhead Corporate Parkway, Suite 200, Tempe, Arizona 85282, owns the trademarks, trade names, trade dress and service marks listed on the annexed Schedule 1-A, which trademarks, trade names, trade dress and service marks are registered in the United States Patent and Trademark Office (the "Trademarks"); and

      B. Grantor and Imperial Bank, a California banking corporation ("Lender") have entered into a Restated Credit Facilities Agreement originally made by Grantor with Imperial Bank Arizona, an Arizona banking corporation, dated as of December 18, 1997 (the "Loan Agreement"), and thereafter assigned to Lender, and restated as of April 30, 1999, (as it may hereafter be amended, modified, extended or restated from time to time, (the "Restated Loan Agreement"); and

      C. Lender is desirous of having a security interest and mortgage in favor of Lender on the above-identified property in order to secure the payment of certain obligations of Grantor now or hereafter owing to Lender; and

      D. Grantor has entered into a Security Agreement and Mortgage - Trademarks, Patents and Copyrights (said Agreement, as it may hereafter be amended or otherwise modified from time to time being the "Security Agreement and Mortgage," the terms defined therein and not otherwise defined herein being used herein as therein defined) in favor of Lender; and

      WHEREAS, pursuant to the Security Agreement and Mortgage, Grantor has granted to Lender a security interest in, and mortgage on, all right, title and interest of Grantor in and to the Trademarks, together with all prints and labels on which said Trademarks have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, and the goodwill of the business symbolized by the Trademarks and the Trademark Applications (excluding intent-to-use applications), registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof, or any other country or any political subdivision thereof, all whether now or hereafter owned or licensable by Grantor, and all reissues, extensions or renewals thereof and all proceeds thereof, including, without limitation, any claims by Grantor against third parties for infringement thereof (the "Intellectual Property"), to secure the payment, performance and observance of the Obligation;

AGREEMENT:

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Grantor does hereby grant and convey to Lender (thereby also reaffirming its prior grant and conveyance to Lender of) a security interest in and mortgage lien on the Intellectual Property, in order to secure the prompt payment, performance and observance of the Obligations.

     Grantor does hereby further acknowledge and affirm that the rights and remedies of Lender with respect to the security interest in the mortgage on the Intellectual Property made and granted hereby and more fully set forth in the Security Agreement and Mortgage, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

     Lender's address is One Arizona Center, 400 East Van Buren, Suite 900, Phoenix, Arizona 85004

     IN WITNESS WHEREOF, Grantor has duly executed or caused this Security Agreement to be duly executed as of the 30th day of April, 1999.


                                   INTEGRATED INFORMATION SYSTEMS, INC.,
                                   an Arizona corporation


                                   By: ________________________________
                                   Name:  James G. Garvey
                                   Title: Vice President and Chief
                                              Executive Officer

STATE OF ARIZONA    )
                    ) ss.
COUNTY OF MARICOPA  )

     On this _____ day of April, 1999, before me personally appeared JAMES G. GARVEY, to me known, who, being by me duly sworn, did depose and say that he resides at __________________________ , and that he is President and Chief Executive Officer of Grantor; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was affixed pursuant to authority of the Board of Directors of said corporation and that he/she signed his/her name thereto in his/her capacity as an authorized officer of said corporation pursuant to such authority.


                                   ____________________________________
                                   Notary Public

My Commission Expires:

_____________________

                  SCHEDULE 1-A TO TRADEMARK SECURITY AGREEMENT

                                   TRADEMARKS


                     Application or                  Application Serial No.
Trademark            Registration Date               or Registration No.
---------            -----------------               ----------------------

                      NONE

             EXHIBIT 2 TO RESTATED SECURITY AGREEMENT AND MORTGAGE

                          COPYRIGHT SECURITY AGREEMENT

R E C I T A L S:

     A. INTEGRATED INFORMATION SYSTEMS, INC., an Arizona corporation (herein referred to as "Grantor"), owns the copyrights listed on the annexed Schedule 2-A, which copyrights are registered in the United States Copyright Office (the "Copyrights"); and

     B. Grantor and Imperial Bank, a California banking corporation ("Lender") have entered into a Restated Credit Facilities Agreement originally made by Grantor with Imperial Bank Arizona, an Arizona banking corporation, dated as of December 18, 1997 (the "Loan Agreement"), and thereafter assigned to Lender, and restated as of April 30, 1999, (as it may hereafter be amended, modified, extended or restated from time to time, (the "Restated Loan Agreement"); and

     C. Lender is desirous of having a security interest and mortgage in favor of Lender on the above-identified property in order to secure the payment of certain obligations of Grantor now or hereafter owing to Lender; and

     D. Grantor has entered into a Security Agreement and Mortgage - Trademarks, Patents and Copyrights (said Agreement, as it may hereafter be amended or otherwise modified from time to time being the "Security Agreement and Mortgage," the terms defined therein and not otherwise defined herein being used herein as therein defined) in favor of Lender; and

     E. Pursuant to the Security Agreement and Mortgage, Grantor has granted to Lender a security interest in, and mortgage on, all right, title and interest of Grantor in and to the Copyrights, and the registrations and recordings thereof in the United States Copyright Office or any other country or any political subdivision thereof, all whether now or hereafter owned or licensable by Grantor and all extensions or renewals thereof and all licenses thereof and all proceeds thereof, including, without limitation, any claims by Grantor against third parties for infringement thereof (the "Intellectual Property"), to secure the payment, performance and observance of the Obligations.

A G R E E M E N T:

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Grantor does hereby grant and convey to Lender (thereby also reaffirming its prior grant and conveyance to Lender of) a security interest in and mortgage lien on the Intellectual Property, in order to secure the prompt payment, performance and observance of the Obligations.

     Grantor does hereby further acknowledge and affirm that the rights and remedies of Lender with respect to the security interest in and mortgage on the Intellectual Property made and granted hereby are more fully set forth in the Security Agreement and Mortgage, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

     Lender's address is One Arizona Center, 400 East Van Buren, Suite 900, Phoenix, Arizona 85004.

     IN WITNESS WHEREOF, Grantor has duly executed or caused this Security Agreement to be duly executed as of the 30th day of April, 1999.

                                       INTEGRATED INFORMATION SYSTEMS, INC.,
                                       an Arizona corporation


                                       By:
                                          --------------------------------------
                                          Name:  James G. Garvey
                                          Title: President and Chief Executive
                                                 Officer


STATE OF ARIZONA  )
                  )ss.
COUNTY OF MARICOPA)

     On this      day of April, 1999, before me personally appeared JAMES G.
GARVEY, to me known, who, being by me duly sworn, did depose and say that he
resides at                                                 , and that he is
President and Chief Executive Officer of Grantor; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was affixed pursuant to authority of the Board of Directors of said corporation and that he/she signed his/her name thereto in his/her capacity as an authorized officer of said corporation pursuant to such authority.


                                       -----------------------------------------
                                       Notary Public



My Commission Expires:

----------------------

                  SCHEDULE 2-A TO COPYRIGHT SECURITY AGREEMENT

                                   COPYRIGHTS


                              Issue or
Titles                       Filing Date                  Copyright No.
------                       -----------                  -------------


                               NONE